                                                                  Exhibit 10.6

                   AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

                                       among

                               MACK-CALI REALTY, L.P.

                                        and

                             THE CHASE MANHATTAN BANK,
                              FLEET NATIONAL BANK and
                           OTHER LENDERS WHICH MAY BECOME
                                  PARTIES THERETO

                                        with

                             THE CHASE MANHATTAN BANK,
                              AS ADMINISTRATIVE AGENT,

                                FLEET NATIONAL BANK,
                               AS SYNDICATION AGENT,

                          PNC BANK, NATIONAL ASSOCIATION,
                               AS DOCUMENTATION AGENT

                                    NATIONSBANK,
                               AS DOCUMENTATION AGENT

                               CHASE SECURITIES INC.
                              and FLEET NATIONAL BANK,
                                    AS ARRANGERS

                                  BANKERS TRUST,
                           COMMERZBANK AKTIENGESELLSCHAFT
                                  NEW YORK BRANCH,
                        FIRST NATIONAL BANK OF CHICAGO, and
                             FIRST UNION NATIONAL BANK,
                                 AS MANAGING AGENTS

                                        and

                       CREDITANSTALT CORPORATE FINANCE, INC.,
                             DRESDNER BANK AG, NEW YORK
                          BRANCH AND GRAND CAYMAN BRANCH,
                              EUROPEAN AMERICAN BANK,
                                     HYPOBANK,
                                 SOCIETE GENERALE,
                                  and SUMMIT BANK,
                                    AS CO-AGENTS

                           Dated as of December 30, 1998

                    AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

     This AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT NO. 2") is made as of December 30, 1998 by and among (a) Mack-Cali Realty, L.P. (the "BORROWER"), (b) The Chase Manhattan Bank; Fleet National Bank; Bankers Trust; The Bank of New York; Bayerische Landesbank Girozentrale; Citizens Bank of Rhode Island; Commerzbank Aktiengesellschaft, New York Branch; Creditanstalt Corporate Finance, Inc.; Crestar Bank; DG Bank Deutsche Genossenschaftsbank, New York Branch; Dresdner Bank AG, New York Branch and Grand Cayman Branch; European American Bank; Erste Bank; The First National Bank of Chicago; First Union National Bank; Bayerische Hypotheken- und Wechsel- Bank Aktiengesellschaft, New York Branch; Key Bank; KBC Bank N.V. (f/k/a Kredietbank, N.V.); LaSalle National Bank; Mellon Bank, N.A.; NationsBank; PNC Bank, National Association; Societe Generale; Summit Bank; The Tokai Bank, Limited - New York Branch; USTrust; Bank Leumi USA and Bank One, Arizona, NA (collectively, the "LENDERS"), and (c) The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders.

     WHEREAS, the Borrower, the Lenders (including PNC Bank, National Association and NationsBank as Co-Documentation Agents) and the Administrative Agent are parties to a Revolving Credit Agreement dated as of April 16, 1998, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of July 20, 1998 (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make loans to the Borrower on the terms and conditions set forth therein;

     WHEREAS, the Borrower is exercising its right pursuant to Section 2.2 of the Credit Agreement, to increase the total credit limit of the Credit Agreement, with certain of the Lenders agreeing to increase their individual Commitments;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 2, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. As of the Effective Date (as defined in Section 4 hereof) the Credit Agreement is hereby amended as follows:

          2.1. TOTAL COMMITMENT.  The definition of TOTAL COMMITMENT in Section
     1.1 of the Credit Agreement is amended by (a) deleting the amount "$900,000,000" in line 2 thereof and substituting in place thereof the amount "$1,000,000,000" and (b) deleting the phrase ", as such amount may be increased pursuant to Section 2.2 hereof".

          2.2. COMMITMENT PERCENTAGES. SCHEDULE 1.2 to the Credit Agreement is hereby deleted in its entirety and SCHEDULE 1.2 to this Amendment No. 2 is substituted in place thereof.

     3.   PROVISIONS OF GENERAL APPLICATION.

          3.1. NO OTHER CHANGES. Except as otherwise expressly provided or contemplated by this Amendment No. 2, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement. The making of the amendments in this Amendment No. 2 does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

          3.2. GOVERNING LAW. This Amendment No. 2 is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the State of New York. This Amendment No. 2 and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

          3.3. ASSIGNMENT. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

          3.4. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     4. EFFECTIVENESS OF THIS AMENDMENT NO. 2. This Amendment No. 2 shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the "EFFECTIVE DATE"):

          (a) Execution and delivery to the Administrative Agent by each Lender, the Borrower, and the Agents of this Amendment No. 2, and reaffirmation of each Guaranty by each Guarantor.

          (b) Execution and delivery to the Administrative Agent of a certificate of the Borrower confirming that there have been no changes to its charter documents since April 16, 1998, except for Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P.

          (c) Delivery to the Administrative Agent of resolutions of the board of directors of the general partner of the Borrower authorizing this Amendment No. 2, including the increased loan amount requested.

          (d) Execution and delivery to the Administrative Agent by the Borrower of Amended and Restated Revolving Credit Notes in favor of each Lender that is increasing its Commitment hereunder in an amount equal to such Lender's new Commitment hereunder.

          (e) Delivery to the Administrative Agent by Pryor, Cashman, Sherman & Flynn, as counsel to the Borrower, of an opinion addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Lenders and the Administrative Agent.

          (f) Payment by the Borrower of any LIBOR Breakage Costs, and indemnification of the Administrative Agent and the Lenders as provided in
     Section 4.8 of the Credit Agreement for any LIBOR Breakage Costs, arising out of the increase of the Total Commitment and certain of the Commitments and the adjustment of the Commitment Percentages pursuant to this Amendment No. 2.

          (g) Payment by the Borrower of all fees payable pursuant to the last sentence of the first paragraph of Section 2.2 of the Credit Agreement which fees are set forth in a letter agreement of even date herewith.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.

                              MACK-CALI REALTY, L.P.

                              By: Mack-Cali Realty Corporation, its general partner

                              By:
                                 --------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President

                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent

                              By:
                                 --------------------------------
                                 Name:  Marc E. Costantino
                                 Title: Vice President

                              FLEET NATIONAL BANK, individually and as Syndication Agent

                              By:
                                 --------------------------------
                                 Name:  Mark E. Dalton
                                 Title: Senior Vice President

                              BANKERS TRUST

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              THE BANK OF NEW YORK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                         BAYERISCHE LANDESBANK GIROZENTRALE


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              CITIZENS BANK OF RHODE ISLAND


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              CREDITANSTALT CORPORATE FINANCE, INC.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              CRESTAR BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                              NEW YORK BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              DRESDNER BANK AG, NEW YORK BRANCH
                              AND GRAND CAYMAN BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              EUROPEAN AMERICAN BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              ERSTE BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              FIRST UNION NATIONAL BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              BAYERISCHE HYPOTHEKEN- UND WECHSEL- BANK
                              AKTIENGESELLSCHAFT, NEW YORK BRANCH

                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              KEY BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              KREDIETBANK, N.V.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              MELLON BANK, N.A.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              NATIONSBANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              SOCIETE GENERALE


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              SUMMIT BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              THE TOKAI BANK, LIMITED
                              NEW YORK BRANCH


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              US TRUST


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              LASALLE NATIONAL BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              BANK LEUMI USA


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              BANK ONE, ARIZONA, NA


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

Each of the undersigned Guarantors hereby acknowledges the foregoing Amendment No. 1 and reaffirms its guaranty of the Obligations (as defined in the Guaranty executed and delivered by such Guarantor) under the Credit Agreement and the other Loan Documents, each as amended hereby or in connection herewith, in accordance with the Guaranty executed and delivered by such Guarantor.

                              MACK-CALI REALTY CORPORATION


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              11 COMMERCE DRIVE ASSOCIATES

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings VI, L.P., its general partner

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              SIX COMMERCE DRIVE ASSOCIATES

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings III, L.P., its general partner

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              20 COMMERCE DRIVE ASSOCIATES

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings IX, L.P., its general partner

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              CENTURY PLAZA ASSOCIATES

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings II, L.P., its general partner

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              C.W. ASSOCIATES

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings VII, L.P., its general partner

                              By: Mack-Cali Sub II, Inc., its general partner

                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              D.B.C. ASSOCIATES

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings VIII, L.P., its general partner

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI BUILDING V ASSOCIATES

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              By: Cali Property Holdings I, L.P., its general partner

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              500 COLUMBIA TURNPIKE ASSOCIATES

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings V, L.P., its general partner

                              By: Mack-Cali Sub I, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              CHESTNUT RIDGE ASSOCIATES

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              By: Cali Property Holdings X, L.P., its general partner

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              ROSELAND II LIMITED PARTNERSHIP

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              OFFICE ASSOCIATES, LTD.

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              GROVE STREET ASSOCIATES OF JERSEY CITY
                              LIMITED PARTNERSHIP

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              TENBY CHASE APARTMENTS

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              By: Cali Property Holdings IV, L.P., its general partner

                              By: Mack-Cali Sub IV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              600 PARSIPPANY ASSOCIATES, L.P.

                              By: Mack-Cali Sub V, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              400 RELLA REALTY ASSOCIATES, L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              VAUGHN PRINCETON ASSOCIATES L.P.

                              By: Mack-Cali Sub V, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              JUMPING BROOK REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              HORIZON CENTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              COMMERCENTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              400 PRINCETON ASSOCIATES L.P.

                              By: Mack-Cali Sub V, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              CAL-TREE REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MOUNT AIRY REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              FIVE SENTRY REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              300 TICE REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              BRIDGE PLAZA REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI AIRPORT REALTY ASSOCIATES, L.P.

                              By: Mack-Cali Sub VIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MID-WESTCHESTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              SO. WESTCHESTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub VI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              WHITE PLAINS REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XIV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MARTINE AVENUE REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI STAMFORD REALTY ASSOCIATES L.P. D/B/A RM STAMFORD REALTY ASSOCIATES

                              By: Mack-Cali Sub XII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                              By: Mack-Cali Sub XV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              SHELTON REALTY ASSOCIATES LIMITED PARTNERSHIP

                              By: Mack-Cali Sub XII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MOORESTOWN REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XVI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI PROPERTIES CO. #3

                              By: Mack-Cali Sub II, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MACK-CALI METROPOLITAN, LTD L.P.

                              By: Mack-Cali Sub XX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK PROPERTIES CO.

                              By: Mack-Cali Sub III, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI NORTH HILLS L.P.

                              By: Mack-Cali Sub XIV, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              120 PASSAIC STREET LLC

                              By: Mack-Cali Sub IX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              MACK-CALI TEXAS PROPERTY, L.P.

                              By: Mack-Cali Sub XVII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              BRANDEIS BUILDING INVESTORS, L.P.

                              By: Mack-Cali Sub XIX, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI CENTURY III INVESTORS, L.P.

                              By: Mack-Cali Sub XVIII, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                              PHELAN REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XXI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.P.

                              By: Mack-Cali Sub XVI, Inc., its general partner


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer


                              MACK-CALI PROPERTY TRUST


                              By:
                                 -------------------------------
                                 Name:  Barry Lefkowitz
                                 Title: Vice President and Chief Financial
                                        Officer

                                     Schedule 1.2


LENDER                                COMMITMENT AMOUNT    COMMITMENT PERCENTAGE

The Chase Manhattan Bank                 $73,750,000               7.375%
270 Park Avenue
New York, NY  10017

Fleet National Bank                      $73,750,000               7.375%
111 Westminster Street
Providence, RI  02903

NationsBank                              $73,750,000               7.375%
8300 Greensboro Drive
McLean, VA  22102

PNC Bank, National Association           $73,750,000               7.375%
Two Tower Center Blvd.
East Brunswick, NJ  08816

First Union National Bank                $65,000,000               6.5%
One First Union Center
Charlotte, NC  28288-0166

Bankers Trust Company                    $50,000,000               5.0%
One Bankers Trust Plaza
New York, NY  10006

Commerzbank AG, New York Branch          $50,000,000               5.0%
2 World Financial Center
New York, NY  10281-1050

The First National Bank of Chicago       $50,000,000               5.0%
One First National Plaza
Suite 0151, 1-14
Chicago, IL  60670

Dresdner Bank AG, New York               $45,000,000               4.5%
Branch and Grand Cayman Branch
75 Wall Street
New York, NY  10005

Bank Austria Creditanstalt               $35,000,000               3.5%
Corporate Finance, Inc.
2 Ravinia Drive
Atlanta, GA  30346

Bayerische Hypo-und Vereinsbank AG       $35,000,000               3.5%
New York Branch
32 Old Slip, Financial Square
New York, NY  10005

Societe Generale                         $35,000,000               3.5%
2001 Ross Avenue
Dallas, TX  75201

Summit Bank                              $35,000,000               3.5%
750 Walnut Avenue
Cranford, NJ  07016

KBC Bank N.V.                            $30,000,000               3.0%
(f/k/a Kredietbank, N.V.)
125 West 55th Street
New York, NY  10019

Key Bank National Association            $25,000,000               2.5%
127 Public Square
Cleveland, OH  44114-1306

Mellon Bank, N.A.                        $25,000,000               2.5%
1735 Market Street
Philadelphia, PA  19103

US Trust                                 $25,000,000               2.5%
40 Court Street
Boston, MA  02108

Bank of New York                         $20,000,000               2.0%
One Wall Street
New York, NY  10015


Citizens Bank of Rhode Island            $20,000,000               2.0%
1 Citizens Plaza
Providence, RI  02903-1339

Crestar Bank                             $20,000,000               2.0%
8245 Boone Blvd.
Vienna, VA

DG Bank Deutsche                         $20,000,000               2.0%
Genossenschaftsbank AG,
New York Branch
609 Fifth Avenue
New York, NY  10017-1021

The Tokai Bank Limited                   $20,000,000               2.0%
Park Avenue Plaza
55 East 52nd Street
New York, NY  10055

Bank One, Arizona, NA                    $20,000,000               2.0%
241 North Cental Avenue
Phoenix, AZ  85004

Bayerische Landesbank                    $20,000,000               2.0%
Girozentrale
580 Lexington Avenue
New York, NY  10022

European American Bank                   $17,500,000               1.75%
335 Madison Avenue
New York, NY  10017

LaSalle National Bank                    $17,500,000               1.75%
135 South LaSalle Street
Chicago, IL  60603

Erste Bank                               $15,000,000               1.5%
280 Park Avenue, West Building
New York, NY  10017

Bank Leumi USA                           $10,000,000               1.0%
565 Fifth Avenue
New York, NY  10036
                                      --------------            -------

TOTAL                                 $1,000,000,000               100%